SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      February 21, 2003 (February 11, 2003)


                          AMCO TRANSPORT HOLDINGS, INC.

             (Exact name of Registrant as specified in its charter)


              DELAWARE                                  84-1300072
---------------------------------------           -----------------------
  (State or other jurisdiction of              (I.R.S.  Empl.  Ident.  No.)
             incorporation)

                                     0-32433
                         -------------------------------
                             Commission File Number

        2  Mott  Street,  7th  Floor
             New  York,  New  York                         10013
    --------------------------------------             ------------
(Address  of  Principal  Executive  Offices)            (Zip  Code)



                                 (212) 608-8988
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

On February 11, 2003 a joint meeting of the Board of Directors of AMCO Transport Holdings, Inc. ("AMCO") and Bestway Coach Express Inc. ("Bestway") was held. At that meeting, the board of directors of AMCO adopted resolutions that postpone, for an additional 90 day period, the consummation of the share exchange contemplated by that certain Share Exchange Agreement, dated June 28, 2002, among AMCO, Bestway and the shareholders of Bestway, as amended. The members of the Board of Directors of AMCO felt that it would be in the best interests of AMCO's stockholders to delay the meeting for an additional 90 day period so that the board could continue to monitor Bestway's financial condition and ultimately make an informed decision as to whether the share exchange should be consummated or abandoned.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AMCO TRANSPORT HOLDINGS, INC.



                                   By:  /s/ Wilson Cheng
                                        --------------------------------
                                        Wilson Cheng, President and CEO

DATED:  February 21, 2003